MetLife®

Second Quarter Financial Supplement

June 30, 2007

2

SCHULZ

PEANUTS © United Feature Syndicate, Inc.

Second Quarter Financial Supplement June 30, 2007

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Statement of Operating Earnings Available to Common Shareholders	6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	10

INSTITUTIONAL OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	11
Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities	15
Other Expenses by Major Category	16
Spreads by Product	17

INDIVIDUAL OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	18
Premiums and Deposits by Product	23
Additional Statistical Information	24
Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities	25
Insurance Expenses and Other Expenses by Major Category	26
Spreads by Product	27

AUTO & HOME OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	28
Written Premiums by Product and Selected Financial Information and Supplemental Data	31

INTERNATIONAL OPERATIONS
Statement of Operating Earnings Available to Common Shareholders	32

REINSURANCE OPERATIONS
Statement of Operating Earnings Available to Common Shareholders	33
Pre-Tax and Pre-Minority Interest Operating Earnings by Region and Reserves by Region	34

CORPORATE, OTHER & ELIMINATIONS
Statement of Operating Earnings Available to Common Shareholders	35

METLIFE, INC.
Investment Results by Asset Category and Annualized Yields	36
Fixed Maturity Securities and Equity Securities Gross Unrealized Gains and Losses Aging Schedules	38
Summary of Fixed Maturity Securities Available for Sale by Sector and Quality Distribution, and Summary of Commercial Mortgage Loans by Region and Property Type	39
Summary of Real Estate and Summary of Mortgages and Consumer Loans	40

OTHER INFORMATION
Company Ratings	41
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income, GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income, operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated July 31, 2007, for the quarter ended June 30, 2007, which are available at www.metlife.com.

CORPORATE OVERVIEW
Unaudited (In millions, except per share data)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
	2006	2006	2006	2007	2007

Net income	$650	$1,033	$3,863	$1,017	$1,163
Preferred stock dividends	33	34	34	34	34

Net income available to common shareholders	617	999	3,829	983	1,129

Net investment gains (losses)	(830)	256	4,324	(95)	(309)
Minority interest — net investment gains (losses)	4	0	(2)	4	4
Net investment gains (losses) tax benefit (provision)	289	(92)	(1,531)	33	112

Net investment gains (losses), net of income tax (1) (2)	(537)	164	2,791	(58)	(193)

Adjustments related to universal life and investment-type product policy fees	(9)	3	3	0	(10)
Adjustments related to policyholder benefits and dividends	84	(204)	(98)	(65)	(34)
Adjustments related to other expenses	126	14	49	25	49
Adjustments related to tax benefit (provision)	(72)	66	17	14	(1)

Adjustments related to net investment gains (losses), net of income tax (3)	129	(121)	(29)	(26)	4

Discontinued operations, net of income tax	41	(2)	13	(15)	7

Operating earnings available to common shareholders (4)	$984	$958	$1,054	$1,082	$1,311

Net income available to common shareholders per common share — diluted	$0.80	$1.29	$4.95	$1.28	$1.48
Net investment gains (losses), net of income tax	(0.70)	0.21	3.61	(0.08)	(0.26)
Adjustments related to net investment gains (losses), net of income tax	0.17	(0.16)	(0.04)	(0.03)	0.01
Discontinued operations, net of income tax	0.05	0.00	0.02	(0.02)	0.01

Operating earnings available to common shareholders — diluted	$1.28	$1.24	$1.36	$1.41	$1.72

Weighted average common shares outstanding — diluted	769.9	773.7	773.1	769.1	763.6

Book value per common share (actual common shares outstanding)	$33.77	$38.91	$42.23	$43.22	$42.42
Book value per common share, excluding accumulated other comprehensive income (actual common shares outstanding)	$35.08	$36.42	$40.74	$41.32	$42.82

Book value per common share — diluted (weighted average common shares outstanding)	$33.30	$38.22	$41.08	$41.64	$41.27
Book value per common share, excluding accumulated other comprehensive income — diluted (weighted average common shares outstanding)	$34.59	$35.78	$39.63	$39.82	$41.65

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
	2006	2006	2006	2007	2007

Common shares outstanding, beginning of period	758.2	759.2	760.0	752.0	741.1
Treasury stock	1.0	0.8	(8.0)	(10.9)	1.7

Common shares outstanding, end of period	759.2	760.0	752.0	741.1	742.8

Weighted average common shares outstanding — basic	763.1	762.4	759.6	752.7	744.5
Dilutive effect of stock-based awards	6.8	9.3	9.8	10.4	11.6
Dilutive effect of stock purchase contracts underlying common equity units	0.0	2.0	3.7	6.0	7.5

Weighted average common shares outstanding — diluted	769.9	773.7	773.1	769.1	763.6

Policyholder Trust Shares	285.3	281.9	276.9	272.7	267.7

SUPPLEMENTAL DATA

Adjusted long-term debt to total capital (5)	27.8%	27.1%	26.4%	26.4%	25.8%

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of $44 million, $61 million, $56 million, $38 million and $41 million for the three months ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively. For QFS purposes, these settlements are included in net investment income.

(2)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures includes discontinued operations of ($2) million, $63 million, $3,021 million, $3 million and $0 million for the three months ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively.

(3)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4)	Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”).

(5)	Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders’ equity net of accumulated comprehensive income. Adjusted long-term debt is as follows:

	June 30,	September 30,	December 31,	March 31,	June 30,
	2006	2006	2006	2007	2007

Long-term debt	$10,338	$10,312	$9,979	$10,338	$12,497
Junior subordinated debt	2,533	2,533	3,780	3,780	3,780

Total long-term debt	12,871	12,845	13,759	14,118	16,277

Adjustments:
Short-term debt (a)	927	905	723	731	740
Long-term debt (b)	(2,625)	(2,584)	(2,684)	(3,037)	(5,165)

Total adjustments	(1,698)	(1,679)	(1,961)	(2,306)	(4,425)

Total adjusted long-term debt	$11,173	$11,166	$11,798	$11,812	$11,852

(a)	Short-term debt supporting long-term needs.

(b)	Long-term debt adjustments include: (i) capital lease obligations, (ii) FIN 45 liabilities, (iii) non-recourse debt and (iv) debt with active risk management employed and when there is little to no risk that the assets will not be available to repay the funding.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

ASSETS

Fixed maturity securities, at fair value	$236,131	$241,656	$242,687	$248,693	$251,963
Equity securities, at fair value	3,202	3,177	5,094	5,134	6,046
Mortgage and consumer loans	38,665	40,141	42,239	43,936	43,755
Policy loans	10,065	10,115	10,228	10,177	10,251
Real estate and real estate joint ventures	4,786	4,931	4,986	5,427	5,933
Other limited partnership interests	4,805	4,686	4,781	4,948	5,111
Short-term investments	4,067	5,839	2,709	2,483	2,763
Other invested assets	9,652	9,194	10,428	9,713	10,302

Total Investments	311,373	319,739	323,152	330,511	336,124

Cash and cash equivalents	4,126	5,924	7,107	6,545	6,504
Accrued investment income	3,275	3,380	3,347	3,300	3,710
Premiums and other receivables	13,216	14,494	14,490	15,581	15,297
Deferred policy acquisition costs and value of business acquired	20,802	20,552	20,838	20,371	21,067
Assets of subsidiaries held-for-sale	1,546	1,530	1,563	1,568	1,560
Current income tax recoverable	154	170	0	122	0
Goodwill	4,913	4,916	4,897	4,897	4,904
Other assets	8,118	8,207	7,956	7,602	7,563
Separate account assets	132,782	137,274	144,365	147,312	155,835

Total Assets	$500,305	$516,186	$527,715	$537,809	$552,564

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$123,802	$125,614	$127,489	$128,369	$129,348
Policyholder account balances	128,943	130,353	131,948	132,489	136,514
Other policyholder funds	8,721	9,100	9,139	9,467	9,772
Policyholder dividends payable	961	1,004	960	961	1,006
Policyholder dividend obligation	176	1,077	1,063	974	378
Short-term debt	2,253	1,706	1,449	3,375	1,476
Long-term debt	10,338	10,312	9,979	10,338	12,497
Junior subordinated debt securities	2,533	2,533	3,780	3,780	3,780
Shares subject to mandatory redemption	278	278	278	278	279
Liabilities of subsidiaries held-for-sale	1,575	1,545	1,595	1,598	1,616
Current income tax payable	0	0	1,465	0	7
Deferred income tax liability	485	2,319	2,278	1,992	1,050
Payables for collateral under securities loaned and other transactions	46,612	48,082	45,846	48,140	50,590
Other liabilities	13,165	13,379	12,283	14,667	14,861
Separate account liabilities	132,782	137,274	144,365	147,312	155,835

Total Liabilities	472,624	484,576	493,917	503,740	519,009

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,372	17,397	17,454	17,503	17,495
Retained earnings	12,195	13,195	16,574	17,228	18,357
Treasury stock	(905)	(878)	(1,357)	(2,073)	(2,014)
Accumulated other comprehensive income	(990)	1,887	1,118	1,402	(292)

Total Stockholders’ Equity	27,681	31,610	33,798	34,069	33,555

Total Liabilities and Stockholders’ Equity	$500,305	$516,186	$527,715	$537,809	$552,564

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

REVENUES
Premiums	$6,428	$6,577	$6,979	$6,765	$6,903
Universal life and investment-type product policy fees	1,194	1,185	1,229	1,280	1,317
Investment income, net	4,254	4,283	4,675	4,582	4,902
Other revenues	335	339	360	384	411

	12,211	12,384	13,243	13,011	13,533

EXPENSES
Policyholder benefits and dividends	6,840	6,930	7,318	7,132	7,253
Interest credited to policyholder account balances	1,251	1,331	1,381	1,372	1,460
Interest credited to bank deposits	48	51	52	51	49
Interest expenses	202	234	218	224	241
Other expenses	2,423	2,473	2,778	2,650	2,597

	10,764	11,019	11,747	11,429	11,600

Operating earnings before provision (benefit) for income tax	1,447	1,365	1,496	1,582	1,933
Provision for income tax	430	373	408	466	588

Operating earnings	1,017	992	1,088	1,116	1,345
Preferred stock dividends	33	34	34	34	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$984	$958	$1,054	$1,082	$1,311

Net Income Reconciliation

Operating earnings available to common shareholders	$984	$958	$1,054	$1,082	$1,311

Net investment gains (losses)	(830)	256	4,324	(95)	(309)
Minority interest — net investment gains (losses)	4	0	(2)	4	4
Net investment gains (losses) tax benefit (provision)	289	(92)	(1,531)	33	112

Net investment gains (losses), net of income tax	(537)	164	2,791	(58)	(193)

Adjustments related to universal life and investment-type product policy fees	(9)	3	3	0	(10)
Adjustments related to policyholder benefits and dividends	84	(204)	(98)	(65)	(34)
Adjustments related to other expenses	126	14	49	25	49
Adjustments related to tax benefit (provision)	(72)	66	17	14	(1)

Adjustments related to net investment gains (losses), net of income tax (1)	129	(121)	(29)	(26)	4

Discontinued operations, net of income tax	41	(2)	13	(15)	7

Net income available to common shareholders	617	999	3,829	983	1,129
Preferred stock dividends	33	34	34	34	34

Net income	$650	$1,033	$3,863	$1,017	$1,163

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
JUNE 30, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

ASSETS
Total investments	$336,124	$142,857	$126,413	$3,881	$15,122	$14,949	$32,902
Cash and cash equivalents	6,504	18	974	109	97	317	4,989
Accrued investment income	3,710	1,229	1,291	59	198	95	838
Premiums and other receivables	15,297	5,366	2,440	954	1,019	1,272	4,246
Deferred policy acquisition costs and value of business acquired	21,067	932	14,327	191	2,317	3,292	8
Assets of subsidiaries held-for-sale	1,560	0	0	0	1,560	0	0
Current income tax recoverable	0	0	0	0	0	0	0
Goodwill	4,904	978	2,957	157	308	96	408
Other assets	7,563	1,411	3,125	394	348	88	2,197
Separate account assets	155,835	49,686	101,906	0	4,227	16	0

Total Assets	$552,564	$202,477	$253,433	$5,745	$25,196	$20,125	$45,588

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$129,348	$50,802	$56,190	$3,288	$9,088	$5,610	$4,370
Policyholder account balances	136,514	65,709	55,717	0	4,277	6,428	4,383
Other policyholder funds	9,772	2,985	2,998	73	1,399	2,115	202
Policyholder dividends payable	1,006	0	1,006	0	0	0	0
Policyholder dividend obligation	378	0	378	0	0	0	0
Short-term debt	1,476	0	0	0	0	0	1,476
Long-term debt	12,497	2	2,420	474	64	1,390	8,147
Junior subordinated debt securities	3,780	0	0	0	0	399	3,381
Shares subject to mandatory redemption	279	0	0	0	0	159	120
Liabilities of subsidiaries held-for-sale	1,616	0	0	0	1,616	0	0
Current income tax payable	7	105	1	0	(123)	(9)	33
Deferred income tax liability	1,050	(1,864)	1,563	0	140	846	365
Payables for collateral under securities loaned and other transactions	50,590	22,279	18,267	71	0	0	9,973
Other liabilities	14,861	3,670	3,364	344	1,210	1,885	4,388
Separate account liabilities	155,835	49,686	101,906	0	4,227	16	0

Total Liabilities	519,009	193,374	243,810	4,250	21,898	18,839	36,838

Equity
Preferred stock, at par value	1	0	0	0	0	0	1
Common stock, at par value	8	0	0	0	0	0	8
Allocated equity (1)	35,852	9,437	9,981	1,407	2,871	1,088	11,068
Treasury stock	(2,014)	0	0	0	0	0	(2,014)
Accumulated other comprehensive income	(292)	(334)	(358)	88	427	198	(313)

Total Stockholders’ Equity	33,555	9,103	9,623	1,495	3,298	1,286	8,750

Total Liabilities and Stockholders’ Equity	$552,564	$202,477	$253,433	$5,745	$25,196	$20,125	$45,588

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE THREE MONTHS ENDED JUNE 30, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$6,903	$3,074	$1,098	$738	$777	$1,208	$8
Universal life and investment-type product policy fees	1,317	186	890	0	241	0	0
Investment income, net	4,902	2,140	1,819	49	271	266	357
Other revenues	411	177	155	8	3	19	49

	13,533	5,577	3,962	795	1,292	1,493	414

EXPENSES
Policyholder benefits and dividends	7,253	3,398	1,758	446	661	979	11
Interest credited to policyholder account balances	1,460	767	495	0	81	117	0
Capitalization of deferred policy acquisition costs	(944)	(70)	(414)	(120)	(132)	(201)	(7)
Amortization of deferred policy acquisition costs	747	59	332	114	81	153	8
Other expenses	3,084	629	1,107	210	440	386	312

	11,600	4,783	3,278	650	1,131	1,434	324

Operating earnings before provision (benefit) for income tax	1,933	794	684	145	161	59	90
Provision (benefit) for income tax	588	273	235	37	44	21	(22)

Operating earnings	1,345	521	449	108	117	38	112
Preferred stock dividends	34	0	0	0	0	0	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,311	$521	$449	$108	$117	$38	$78

Net Income Reconciliation

Operating earnings available to common shareholders	$1,311	$521	$449	$108	$117	$38	$78

Net investment gains (losses)	(309)	(261)	(92)	0	20	(14)	38
Minority interest — net investment gains (losses)	4	0	0	0	0	4	0
Net investment gains (losses) tax benefit (provision)	112	93	32	1	(9)	4	(9)

Net investment gains (losses), net of income tax	(193)	(168)	(60)	1	11	(6)	29

Adjustments related to universal life and investment-type product policy fees	(10)	0	(10)	0	0	0	0
Adjustments related to policyholder benefits and dividends	(34)	13	(69)	0	22	0	0
Adjustments related to other expenses	49	0	44	0	0	5	0
Adjustments related to tax benefit (provision)	(1)	(4)	13	0	(7)	(3)	0

Adjustments related to net investment gains (losses), net of income tax (1)	4	9	(22)	0	15	2	0

Discontinued operations, net of income tax	7	0	0	0	(16)	0	23

Net income available to common shareholders	1,129	362	367	109	127	34	130
Preferred stock dividends	34	0	0	0	0	0	34

Net income	$1,163	$362	$367	$109	$127	$34	$164

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$8,631	$3,437	$2,143	$746	$1,021	$1,227	$57

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE THREE MONTHS ENDED JUNE 30, 2006

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$6,428	$2,836	$1,102	$726	$676	$1,078	$10
Universal life and investment-type product policy fees	1,194	201	799	0	194	0	0
Investment income, net	4,254	1,824	1,709	42	215	156	308
Other revenues	335	169	135	8	4	13	6

	12,211	5,030	3,745	776	1,089	1,247	324

EXPENSES
Policyholder benefits and dividends	6,840	3,169	1,755	432	600	871	13
Interest credited to policyholder account balances	1,251	617	518	0	68	48	0
Capitalization of deferred policy acquisition costs	(890)	(62)	(415)	(119)	(145)	(149)	0
Amortization of deferred policy acquisition costs	609	43	289	115	80	85	(3)
Other expenses	2,954	578	1,060	215	409	347	345

	10,764	4,345	3,207	643	1,012	1,202	355

Operating earnings before provision (benefit) for income tax	1,447	685	538	133	77	45	(31)
Provision (benefit) for income tax	430	232	185	34	13	16	(50)

Operating earnings	1,017	453	353	99	64	29	19
Preferred stock dividends	33	0	0	0	0	0	33

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$984	$453	$353	$99	$64	$29	($14)

Net Income Reconciliation

Operating earnings available to common shareholders	$984	$453	$353	$99	$64	$29	($14)

Net investment gains (losses)	(830)	(440)	(307)	(4)	0	(15)	(64)
Minority interest — net investment gains (losses)	4	0	0	0	0	4	0
Net investment gains (losses) tax benefit (provision)	289	157	108	4	(5)	4	21

Net investment gains (losses), net of income tax	(537)	(283)	(199)	0	(5)	(7)	(43)

Adjustments related to universal life and investment-type product policy fees	(9)	0	(9)	0	0	0	0
Adjustments related to policyholder benefits and dividends	84	61	(26)	0	49	0	0
Adjustments related to other expenses	126	0	118	0	0	8	0
Adjustments related to tax benefit (provision)	(72)	(22)	(29)	0	(18)	(3)	0

Adjustments related to net investment gains (losses), net of income tax (1)	129	39	54	0	31	5	0

Discontinued operations, net of income tax	41	0	0	0	11	0	30

Net income available to common shareholders	617	209	208	99	101	27	(27)
Preferred stock dividends	33	0	0	0	0	0	33

Net income	$650	$209	$208	$99	$101	$27	$6

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$7,957	$3,206	$2,036	$734	$874	$1,091	$16

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE SIX MONTHS ENDED JUNE 30, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$13,668	$6,199	$2,173	$1,454	$1,492	$2,334	$16
Universal life and investment-type product policy fees	2,597	377	1,743	0	477	0	0
Investment income, net	9,484	4,107	3,560	97	521	472	727
Other revenues	795	367	301	19	16	37	55

	26,544	11,050	7,777	1,570	2,506	2,843	798

EXPENSES
Policyholder benefits and dividends	14,385	6,861	3,505	877	1,239	1,881	22
Interest credited to policyholder account balances	2,832	1,489	1,002	0	159	182	0
Capitalization of deferred policy acquisition costs	(1,795)	(133)	(770)	(231)	(278)	(376)	(7)
Amortization of deferred policy acquisition costs	1,552	127	712	230	178	294	11
Other expenses	6,055	1,224	2,159	407	876	747	642

	23,029	9,568	6,608	1,283	2,174	2,728	668

Operating earnings before provision (benefit) for income tax	3,515	1,482	1,169	287	332	115	130
Provision (benefit) for income tax	1,054	509	401	73	91	41	(61)

Operating earnings	2,461	973	768	214	241	74	191
Preferred stock dividends	68	0	0	0	0	0	68

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,393	$973	$768	$214	$241	$74	$123

Net Income Reconciliation
Operating earnings available to common shareholders	$2,393	$973	$768	$214	$241	$74	$123

Net investment gains (losses)	(404)	(398)	(86)	12	44	(20)	44
Minority interest — net investment gains (losses)	8	0	0	0	0	8	0
Net investment gains (losses) tax benefit (provision)	145	142	29	(4)	(15)	4	(11)

Net investment gains (losses), net of income tax	(251)	(256)	(57)	8	29	(8)	33

Adjustments related to universal life and investment-type product policy fees	(10)	0	(10)	0	0	0	0
Adjustments related to policyholder benefits and dividends	(99)	1	(107)	0	7	0	0
Adjustments related to other expenses	74	0	71	0	0	3	0
Adjustments related to tax benefit (provision)	13	0	17	0	(3)	(1)	0

Adjustments related to net investment gains (losses), net of income tax (1)	(22)	1	(29)	0	4	2	0

Discontinued operations, net of income tax	(8)	0	0	0	(47)	0	39

Net income available to common shareholders	2,112	718	682	222	227	68	195
Preferred stock dividends	68	0	0	0	0	0	68

Net income	$2,180	$718	$682	$222	$227	$68	$263

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$17,060	$6,943	$4,217	$1,473	$1,985	$2,371	$71

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$12,856	$5,825	$2,184	$1,450	$1,307	$2,071	$19
Universal life and investment-type product policy fees	2,372	402	1,592	0	378	0	0
Investment income, net	8,508	3,611	3,450	87	426	330	604
Other revenues	663	339	260	15	8	28	13

	24,399	10,177	7,486	1,552	2,119	2,429	636

EXPENSES
Policyholder benefits and dividends	13,774	6,558	3,500	885	1,127	1,684	20
Interest credited to policyholder account balances	2,453	1,211	994	0	137	111	0
Capitalization of deferred policy acquisition costs	(1,773)	(143)	(785)	(224)	(296)	(325)	0
Amortization of deferred policy acquisition costs	1,254	78	591	226	163	199	(3)
Other expenses	5,727	1,157	2,024	410	801	679	656

	21,435	8,861	6,324	1,297	1,932	2,348	673

Operating earnings before provision (benefit) for income tax	2,964	1,316	1,162	255	187	81	(37)
Provision (benefit) for income tax	888	447	401	63	47	28	(98)

Operating earnings	2,076	869	761	192	140	53	61
Preferred stock dividends	66	0	0	0	0	0	66

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,010	$869	$761	$192	$140	$53	($5)

Net Income Reconciliation
Operating earnings available to common shareholders	$2,010	$869	$761	$192	$140	$53	($5)

Net investment gains (losses)	(1,463)	(779)	(572)	(3)	11	(7)	(113)
Minority interest — net investment gains (losses)	2	0	0	0	0	2	0
Net investment gains (losses) tax benefit (provision)	509	277	203	1	(11)	2	37

Net investment gains (losses), net of income tax	(952)	(502)	(369)	(2)	0	(3)	(76)

Adjustments related to universal life and investment-type product policy fees	(12)	0	(12)	0	0	0	0
Adjustments related to policyholder benefits and dividends	192	86	35	0	71	0	0
Adjustments related to other expenses	168	0	163	0	0	5	0
Adjustments related to tax benefit (provision)	(124)	(31)	(66)	0	(25)	(2)	0

Adjustments related to net investment gains (losses), net of income tax (1)	224	55	120	0	46	3	0

Discontinued operations, net of income tax	49	0	0	0	19	0	30

Net income available to common shareholders	1,331	422	512	190	205	53	(51)
Preferred stock dividends	66	0	0	0	0	0	66

Net income	$1,397	$422	$512	$190	$205	$53	$15

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$15,891	$6,566	$4,036	$1,465	$1,693	$2,099	$32

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

INSTITUTIONAL OPERATIONS	$453	$390	$441	$452	$521

INDIVIDUAL OPERATIONS	353	367	415	319	449

AUTO & HOME OPERATIONS	99	107	115	106	108

INTERNATIONAL OPERATIONS	64	72	16	124	117

REINSURANCE OPERATIONS	29	29	33	36	38

CORPORATE, OTHER & ELIMINATIONS	(14)	(7)	34	45	78

CONSOLIDATED	$984	$958	$1,054	$1,082	$1,311

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 18; (iii) Auto & Home Operations, page 28; (iv) International Operations, page 32; (v) Reinsurance Operations, page 33; and (vi) Corporate, Other & Eliminations, page 35. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on page 4.

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$2,836	$2,992	$3,050	$3,125	$3,074	$5,825	$6,199
Universal life and investment-type product policy fees	201	201	172	191	186	402	377
Investment income, net	1,824	1,865	2,020	1,967	2,140	3,611	4,107
Other revenues	169	171	175	190	177	339	367

	5,030	5,229	5,417	5,473	5,577	10,177	11,050

EXPENSES
Policyholder benefits and dividends	3,169	3,368	3,421	3,463	3,398	6,558	6,861
Interest credited to policyholder account balances	617	682	694	722	767	1,211	1,489
Other expenses	559	588	634	600	618	1,092	1,218

	4,345	4,638	4,749	4,785	4,783	8,861	9,568

Operating earnings before provision (benefit) for income tax	685	591	668	688	794	1,316	1,482
Provision (benefit) for income tax	232	201	227	236	273	447	509

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$453	$390	$441	$452	$521	$869	$973

Net Income Reconciliation
Operating earnings available to common shareholders	$453	$390	$441	$452	$521	$869	$973

Net investment gains (losses)	(440)	230	(253)	(137)	(261)	(779)	(398)
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	157	(80)	85	49	93	277	142

Net investment gains (losses), net of income tax	(283)	150	(168)	(88)	(168)	(502)	(256)

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	61	(85)	(21)	(12)	13	86	1
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	(22)	31	7	4	(4)	(31)	0

Adjustments related to net investment gains (losses), net of income tax (1)	39	(54)	(14)	(8)	9	55	1

Cumulative effect of a change in accounting, net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	209	486	259	356	362	422	718
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$209	$486	$259	$356	$362	$422	$718

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$3,206	$3,364	$3,397	$3,506	$3,437	$6,566	$6,943

Actual Number of Sales Representatives	693	677	642	646	634

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
Group Life

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$1,474	$1,434	$1,478	$1,576	$1,574	$3,025	$3,150
Universal life and investment-type product policy fees	197	196	171	189	184	392	373
Investment income, net	309	321	334	327	338	612	665
Other revenues	13	14	16	24	20	28	44

	1,993	1,965	1,999	2,116	2,116	4,057	4,232

EXPENSES
Policyholder benefits and dividends	1,484	1,505	1,515	1,626	1,565	3,120	3,191
Interest credited to policyholder account balances	143	148	153	152	155	277	307
Other expenses	157	159	187	175	180	312	355

	1,784	1,812	1,855	1,953	1,900	3,709	3,853

Operating earnings before provision (benefit) for income tax	209	153	144	163	216	348	379
Provision (benefit) for income tax	70	52	49	56	74	118	130

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$139	$101	$95	$107	$142	$230	$249

Net investment gains (losses), net of income tax	(47)	(10)	(26)	(4)	11	(49)	7
Adjustments related to net investment gains (losses), net of income tax	3	0	0	0	0	4	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	95	91	69	103	153	185	256
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$95	$91	$69	$103	$153	$185	$256

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,684	$1,644	$1,665	$1,789	$1,778	$3,445	$3,567

Incurred Loss Ratio (Mortality Experience)
Term Life	88.1%	91.6%	92.1%	91.8%	89.2%

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
Retirement & Savings

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$254	$436	$436	$310	$272	$588	$582
Universal life and investment-type product policy fees	4	5	1	2	2	10	4
Investment income, net	1,361	1,386	1,505	1,468	1,603	2,686	3,071
Other revenues	64	62	67	71	61	126	132

	1,683	1,889	2,009	1,851	1,938	3,410	3,789

EXPENSES
Policyholder benefits and dividends	755	940	942	787	777	1,529	1,564
Interest credited to policyholder account balances	474	534	541	570	612	934	1,182
Other expenses	119	111	114	89	94	217	183

	1,348	1,585	1,597	1,446	1,483	2,680	2,929

Operating earnings before provision (benefit) for income tax	335	304	412	405	455	730	860
Provision (benefit) for income tax	114	103	140	139	156	248	295

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$221	$201	$272	$266	$299	$482	$565

Net investment gains (losses), net of income tax	(187)	105	(140)	(81)	(120)	(355)	(201)
Adjustments related to net investment gains (losses), net of income tax	10	(16)	(8)	(4)	(3)	3	(7)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	44	290	124	181	176	130	357
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$44	$290	$124	$181	$176	$130	$357

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$322	$503	$504	$383	$335	$724	$718

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
Non-Medical Health & Other

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$1,108	$1,122	$1,136	$1,239	$1,228	$2,212	$2,467
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	154	158	181	172	199	313	371
Other revenues	92	95	92	95	96	185	191

	1,354	1,375	1,409	1,506	1,523	2,710	3,029

EXPENSES
Policyholder benefits and dividends	930	923	964	1,050	1,056	1,909	2,106
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Other expenses	283	318	333	336	344	563	680

	1,213	1,241	1,297	1,386	1,400	2,472	2,786

Operating earnings before provision (benefit) for income tax	141	134	112	120	123	238	243
Provision (benefit) for income tax	48	46	38	41	43	81	84

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$93	$88	$74	$79	$80	$157	$159

Net investment gains (losses), net of income tax	(49)	55	(2)	(3)	(59)	(98)	(62)
Adjustments related to net investment gains (losses), net of income tax	26	(38)	(6)	(4)	12	48	8
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	70	105	66	72	33	107	105
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$70	$105	$66	$72	$33	$107	$105

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,200	$1,217	$1,228	$1,334	$1,324	$2,397	$2,658
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$342	$352	$357	$405	$372	$689	$777

Incurred Loss Ratio (Morbidity Experience)
Group Disability	90.2%	83.0%	95.2%	87.0%	90.8%

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Group Life	2006	2006	2006	2007	2007

Balance, beginning of period	$16,951	$16,686	$16,594	$16,818	$17,132
Premiums and deposits	2,824	2,787	2,854	3,075	3,052
Interest on reserves	187	193	197	195	198
Surrenders and withdrawals	(1,581)	(1,392)	(1,111)	(1,167)	(1,321)
Benefits and reserves	(1,489)	(1,514)	(1,521)	(1,627)	(1,569)
Other	(206)	(166)	(195)	(162)	(279)

Balance, end of period	$16,686	$16,594	$16,818	$17,132	$17,213

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Retirement & Savings	2006	2006	2006	2007	2007

Balance, beginning of period	$78,252	$79,406	$81,440	$84,035	$85,118
Premiums and deposits	3,028	3,389	3,387	3,245	7,266
Interest on reserves	1,022	1,054	1,086	1,088	1,192
Surrenders and withdrawals	(2,301)	(2,031)	(2,143)	(2,463)	(3,075)
Benefits and reserves	(673)	(663)	(676)	(728)	(688)
Other	78	285	941	(59)	(604)

Balance, end of period	$79,406	$81,440	$84,035	$85,118	$89,209

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Non-Medical Health & Other	2006	2006	2006	2007	2007

Balance, beginning of period	$8,849	$9,014	$9,277	$9,541	$9,798
Premiums and deposits	1,059	1,075	1,084	1,186	1,174
Interest on reserves	81	84	86	86	87
Surrenders and withdrawals	28	21	22	27	22
Benefits and reserves	(950)	(931)	(980)	(1,048)	(1,068)
Other	(53)	14	52	6	76

Balance, end of period	$9,014	$9,277	$9,541	$9,798	$10,089

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Group Life	2006	2006	2006	2007	2007

Balance, beginning of period	$10,949	$11,294	$12,608	$13,081	$13,143
Premiums and deposits	603	552	627	294	598
Investment performance	(161)	328	146	(100)	371
Surrenders and withdrawals	(86)	(139)	(110)	(126)	(133)
Policy charges	(7)	(7)	(8)	(8)	(9)
Other	(4)	580	(182)	2	1

Balance, end of period	$11,294	$12,608	$13,081	$13,143	$13,971

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Retirement & Savings	2006	2006	2006	2007	2007

Balance, beginning of period	$33,653	$33,657	$33,121	$33,521	$34,155
Premiums and deposits	1,127	1,256	952	944	1,401
Investment performance	279	1,218	809	1,414	1,350
Surrenders and withdrawals	(1,377)	(2,978)	(1,342)	(1,704)	(1,689)
Policy charges	(26)	(25)	(21)	(22)	(19)
Other	1	(7)	2	2	9

Balance, end of period	$33,657	$33,121	$33,521	$34,155	$35,207

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Non-Medical Health & Other	2006	2006	2006	2007	2007

Balance, beginning of period	$360	$377	$422	$445	$483
Premiums and deposits	91	84	85	88	86
Investment performance	(48)	33	(15)	(6)	23
Surrenders and withdrawals	(28)	(21)	(22)	(27)	(22)
Policy charges	(20)	(25)	(25)	(17)	(16)
Other	22	(26)	0	0	(46)

Balance, end of period	$377	$422	$445	$483	$508

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses	$413	$397	$464	$455	$460
Pension and other post-retirement benefit costs	20	21	21	1	9
Premium tax and other tax, licenses and fees	38	50	52	48	52

Sub-total Insurance Expenses	471	468	537	504	521

Commissions and other expenses	88	120	97	96	97

Total Other Expenses	$559	$588	$634	$600	$618

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
Unaudited

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Group Life	2006	2006	2006	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	6.11%	6.52%	6.84%	6.36%	6.39%
Average crediting rate	4.56%	4.73%	4.75%	4.74%	4.68%

Spread	1.55%	1.79%	2.09%	1.62%	1.71%

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Retirement & Savings	2006	2006	2006	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	6.83%	6.79%	7.28%	6.90%	7.29%
Average crediting rate	5.33%	5.54%	5.52%	5.54%	5.55%

Spread	1.50%	1.25%	1.76%	1.36%	1.74%

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Non-Medical Health & Other	2006	2006	2006	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	7.22%	7.09%	8.43%	7.84%	8.35%
Average crediting rate	5.00%	5.01%	4.98%	4.90%	4.87%

Spread	2.22%	2.08%	3.45%	2.94%	3.48%

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$1,102	$1,095	$1,237	$1,075	$1,098	$2,184	$2,173
Universal life and investment-type product policy fees	799	779	836	853	890	1,592	1,743
Investment income, net	1,709	1,717	1,801	1,741	1,819	3,450	3,560
Other revenues	135	126	141	146	155	260	301

	3,745	3,717	4,015	3,815	3,962	7,486	7,777

EXPENSES
Policyholder benefits and dividends	1,755	1,692	1,881	1,747	1,758	3,500	3,505
Interest credited to policyholder account balances	518	528	513	507	495	994	1,002
Capitalization of deferred policy acquisition costs	(415)	(340)	(372)	(356)	(414)	(785)	(770)
Amortization of deferred policy acquisition costs	289	287	263	380	332	591	712
Other expenses	1,060	987	1,097	1,052	1,107	2,024	2,159

	3,207	3,154	3,382	3,330	3,278	6,324	6,608

Operating earnings before provision (benefit) for income tax	538	563	633	485	684	1,162	1,169
Provision (benefit) for income tax	185	196	218	166	235	401	401

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$353	$367	$415	$319	$449	$761	$768

Net Income Reconciliation

Operating earnings available to common shareholders	$353	$367	$415	$319	$449	$761	$768

Net investment gains (losses)	(307)	79	(134)	6	(92)	(572)	(86)
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	108	(26)	46	(3)	32	203	29

Net investment gains (losses), net of income tax	(199)	53	(88)	3	(60)	(369)	(57)

Adjustments related to universal life and investment-type product policy fees	(9)	3	3	0	(10)	(12)	(10)
Adjustments related to policyholder benefits and dividends	(26)	(46)	(22)	(38)	(69)	35	(107)
Adjustments related to other expenses	118	15	55	27	44	163	71
Adjustments related to tax benefit (provision)	(29)	9	(12)	4	13	(66)	17

Adjustments related to net investment gains (losses), net of income tax (1)	54	(19)	24	(7)	(22)	120	(29)

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	208	401	351	315	367	512	682
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$208	$401	$351	$315	$367	$512	$682

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$2,036	$2,000	$2,214	$2,074	$2,143	$4,036	$4,217

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
Traditional Life

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$1,011	$1,009	$1,142	$990	$1,011	$1,987	$2,001
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	804	816	845	812	827	1,625	1,639
Other revenues	(1)	1	5	(1)	1	(1)	0

	1,814	1,826	1,992	1,801	1,839	3,611	3,640

EXPENSES
Policyholder benefits and dividends	1,463	1,467	1,610	1,456	1,495	2,907	2,951
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Capitalization of deferred policy acquisition costs	(52)	(65)	(59)	(58)	(62)	(108)	(120)
Amortization of deferred policy acquisition costs	45	44	(1)	76	49	98	125
Other expenses	213	271	261	234	242	420	476

	1,669	1,717	1,811	1,708	1,724	3,317	3,432

Operating earnings before provision (benefit) for income tax	145	109	181	93	115	294	208
Provision (benefit) for income tax	48	36	61	31	38	99	69

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$97	$73	$120	$62	$77	$195	$139

Net investment gains (losses), net of income tax	(48)	(14)	3	6	14	(92)	20
Adjustments related to net investment gains (losses), net of income tax	19	(4)	1	(12)	(33)	59	(45)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	68	55	124	56	58	162	114
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$68	$55	$124	$56	$58	$162	$114

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,010	$1,010	$1,147	$989	$1,012	$1,986	$2,001

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
Variable & Universal Life

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$0	$0	$0	$0	$0	$0	$0
Universal life and investment-type product policy fees	384	370	408	394	395	779	789
Investment income, net	197	199	211	209	233	400	442
Other revenues	0	1	0	1	0	(3)	1

	581	570	619	604	628	1,176	1,232

EXPENSES
Policyholder benefits and dividends	162	82	112	132	112	285	244
Interest credited to policyholder account balances	144	151	149	150	153	286	303
Capitalization of deferred policy acquisition costs	(110)	(89)	(103)	(93)	(102)	(212)	(195)
Amortization of deferred policy acquisition costs	104	97	132	118	100	214	218
Other expenses	214	184	231	216	233	422	449

	514	425	521	523	496	995	1,019

Operating earnings before provision (benefit) for income tax	67	145	98	81	132	181	213
Provision (benefit) for income tax	24	51	35	28	46	64	74

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$43	$94	$63	$53	$86	$117	$139

Net investment gains (losses), net of income tax	(36)	14	3	(7)	(42)	(61)	(49)
Adjustments related to net investment gains (losses), net of income tax	6	(3)	3	2	5	15	7
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	13	105	69	48	49	71	97
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$13	$105	$69	$48	$49	$71	$97

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$384	$371	$408	$395	$395	$776	$790

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
Annuities

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$85	$78	$105	$85	$87	$183	$172
Universal life and investment-type product policy fees	367	365	387	409	437	723	846
Investment income, net	667	658	697	677	714	1,344	1,391
Other revenues	36	31	40	42	42	65	84

	1,155	1,132	1,229	1,213	1,280	2,315	2,493

EXPENSES
Policyholder benefits and dividends	125	138	167	159	151	298	310
Interest credited to policyholder account balances	351	352	339	333	318	665	651
Capitalization of deferred policy acquisition costs	(253)	(186)	(210)	(205)	(250)	(465)	(455)
Amortization of deferred policy acquisition costs	140	146	132	186	183	279	369
Other expenses	477	387	450	420	464	877	884

	840	837	878	893	866	1,654	1,759

Operating earnings before provision (benefit) for income tax	315	295	351	320	414	661	734
Provision (benefit) for income tax	109	103	121	110	144	229	254

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$206	$192	$230	$210	$270	$432	$480

Net investment gains (losses), net of income tax	(105)	56	(86)	8	(33)	(207)	(25)
Adjustments related to net investment gains (losses), net of income tax	29	(12)	20	3	6	46	9
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	130	236	164	221	243	271	464
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$130	$236	$164	$221	$243	$271	$464

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$488	$474	$532	$536	$566	$971	$1,102

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
Other

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$6	$8	($10)	$0	$0	$14	$0
Universal life and investment-type product policy fees	48	44	41	50	58	90	108
Investment income, net	41	44	48	43	45	81	88
Other revenues	100	93	96	104	112	199	216

	195	189	175	197	215	384	412

EXPENSES
Policyholder benefits and dividends	5	5	(8)	0	0	10	0
Interest credited to policyholder account balances	23	25	25	24	24	43	48
Capitalization of deferred policy acquisition costs	0	0	0	0	0	0	0
Amortization of deferred policy acquisition costs	0	0	0	0	0	0	0
Other expenses	156	145	155	182	168	305	350

	184	175	172	206	192	358	398

Operating earnings before provision (benefit) for income tax	11	14	3	(9)	23	26	14
Provision (benefit) for income tax	4	6	1	(3)	7	9	4

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$7	$8	$2	($6)	$16	$17	$10

Net investment gains (losses), net of income tax	(10)	(3)	(8)	(4)	1	(9)	(3)
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	(3)	5	(6)	(10)	17	8	7
Preferred stock dividends	0	0	0	0	0	0	0

Net income	($3)	$5	($6)	($10)	$17	$8	$7

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$154	$145	$127	$154	$170	$303	$324

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

PREMIUMS AND DEPOSITS BY PRODUCT (1)

Life First Year and Renewal, Annuity Type
Life First Year Premiums and Deposits (2)
Traditional Life	$50	$46	$57	$52	$54
Variable Life 1st Year excluding Single Premium COLI/BOLI	55	48	55	48	44
Universal Life 1st Year excluding Single Premium COLI/BOLI	177	147	135	130	150
Single Premium COLI/BOLI	6	3	1	0	0

Total Life First Year Premiums & Deposits	288	244	248	230	248

Life Renewal Premiums and Deposits
Traditional Life	1,049	1,036	1,209	987	1,054
Variable & Universal Life	515	579	562	621	549

Total Life Renewal Premiums and Deposits	1,564	1,615	1,771	1,608	1,603

Annuities Deposits (3)
Fixed Annuity Deposits	430	594	514	352	326
Variable Annuity Deposits	3,818	3,013	3,267	3,330	4,160

Total Annuity Deposits	4,248	3,607	3,781	3,682	4,486

Total Premiums and Deposits	$6,100	$5,466	$5,800	$5,520	$6,337

Separate Account and General Account
Separate Accounts
Variable & Universal Life	$255	$267	$285	$289	$266
Variable Annuities	2,884	2,118	2,406	2,471	3,102

Total Separate Accounts	3,139	2,385	2,691	2,760	3,368

General Accounts
Traditional Life	1,099	1,082	1,266	1,039	1,108
Variable & Universal Life	498	510	468	510	477
Fixed Annuities	430	594	514	352	326
Variable Annuities	934	895	861	859	1,058

Total General Account	2,961	3,081	3,109	2,760	2,969

Total Premiums and Deposits	$6,100	$5,466	$5,800	$5,520	$6,337

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account
Variable & Universal Life (4)	33.9%	34.4%	37.8%	36.2%	35.8%
Annuities	67.9%	58.7%	63.6%	67.1%	69.1%

(1)	Statutory premiums direct and assumed, excluding Company-sponsored internal exchanges.

(2)	Of the $248 million of First Year Life Premiums and Deposits received during the three months ended June 30, 2007, approximately 51% were distributed through MetLife agents, 20% through New England Financial agents, 27% through MetLife’s Independent Distribution channel and 2% through other distribution channels.

(3)	Of the $4,486 million of Annuity Deposits received during the three months ended June 30, 2007, approximately 23% were distributed through MetLife agents, 6% through New England Financial agents, 60% through MetLife’s Independent Distribution channel and 11% through MetLife Resources representatives.

(4)	Certain prior period amounts have been reclassified to conform with current period presentation.

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited	2006	2006	2006	2007	2007

Mortality as a Percentage of Expected	85.1%	82.4%	78.7%	87.6%	90.9%

Lapse / Surrender (General and Separate Account) (1)
Traditional Life	5.9%	5.7%	5.7%	5.6%	5.6%
Variable & Universal Life	6.0%	5.8%	5.5%	5.4%	5.3%
Variable Annuities	10.0%	10.3%	10.6%	10.5%	10.5%
Fixed Annuities	9.7%	10.4%	11.5%	12.7%	13.5%

Actual Number of Sales Representatives
MetLife Distribution	6,002	5,996	5,968	6,143	6,174
New England Financial	2,071	2,025	2,035	2,078	2,081
Independent Distribution Wholesalers	217	215	212	201	196
MetLife Resources	739	738	737	715	716
Walnut Street and Tower Square Securities	1,564	1,520	1,442	1,423	1,402
P&C Specialists	657	633	648	621	620

Total Agents	11,250	11,127	11,042	11,181	11,189

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company-sponsored internal exchanges.

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Traditional Life	2006	2006	2006	2007	2007

Balance, beginning of period	$50,977	$51,177	$51,406	$51,739	$51,849
Premiums and deposits (1)	1,093	1,091	1,241	1,071	1,099
Interest on reserves	520	523	527	524	528
Surrenders and withdrawals	(433)	(432)	(432)	(483)	(440)
Benefit payments	(498)	(488)	(496)	(504)	(541)
Other	(482)	(465)	(507)	(498)	(428)

Balance, end of period	$51,177	$51,406	$51,739	$51,849	$52,067

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Variable & Universal Life	2006	2006	2006	2007	2007

Balance, beginning of period	$15,042	$15,268	$15,334	$15,436	$15,590
Premiums and deposits (1) (2)	498	496	477	531	483
Interest on reserves	146	151	150	151	153
Surrenders and withdrawals	(115)	(175)	(123)	(122)	(99)
Net transfers from (to) separate account	27	20	12	25	(152)
Policy charges	(365)	(388)	(385)	(385)	(388)
Benefit payments	(40)	(35)	(33)	(38)	(32)
Other	75	(3)	4	(8)	35

Balance, end of period	$15,268	$15,334	$15,436	$15,590	$15,590

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Annuities	2006	2006	2006	2007	2007

Balance, beginning of period	$45,293	$44,775	$44,518	$43,388	$42,587
Premiums and deposits (1) (2)	1,475	1,551	1,437	1,292	1,491
Interest on reserves	448	418	400	402	412
Surrenders and withdrawals	(1,571)	(1,417)	(1,617)	(1,469)	(1,648)
Net transfers from (to) separate account	(521)	(495)	(635)	(626)	(671)
Policy charges	(2)	(1)	0	0	0
Benefit payments	(349)	(326)	(346)	(380)	(311)
Other	2	13	(369)	(20)	(25)

Balance, end of period	$44,775	$44,518	$43,388	$42,587	$41,835

     SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Variable & Universal Life	2006	2006	2006	2007	2007

Balance, beginning of period	$9,769	$9,593	$9,796	$10,278	$10,383
Premiums and deposits (1)	288	296	309	289	279
Investment performance	(138)	219	501	193	563
Surrenders and withdrawals	(145)	(141)	(155)	(195)	(204)
Net transfers from (to) fixed account	(27)	(20)	(12)	(25)	152
Policy charges	(155)	(154)	(157)	(160)	(161)
Other	1	3	(4)	3	6

Balance, end of period	$9,593	$9,796	$10,278	$10,383	$11,018

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Annuities	2006	2006	2006	2007	2007

Balance, beginning of period	$75,861	$75,587	$78,570	$83,847	$85,700
Premiums and deposits (1)	2,928	2,213	2,531	2,640	3,355
Investment performance	(1,483)	2,584	4,771	1,295	4,246
Surrenders and withdrawals	(1,947)	(2,008)	(2,341)	(2,384)	(2,716)
Net transfers from (to) fixed account	521	495	635	626	671
Policy charges	(292)	(301)	(326)	(325)	(371)
Other	(1)	0	7	1	3

Balance, end of period	$75,587	$78,570	$83,847	$85,700	$90,888

(1)	Includes Company-sponsored internal exchanges and supplemental contract premiums.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)

Insurance Expenses	$914	$855	$950	$876	$947
DAC Capitalization (1)	(429)	(353)	(385)	(369)	(430)

Net	$485	$502	$565	$507	$517

OTHER EXPENSES BY MAJOR CATEGORY

Commissions	$350	$282	$305	$308	$345
Other deferrable expenses	146	132	146	135	156
Direct and allocated expenses, not deferred	386	371	427	391	399
Pension and other post-retirement benefit costs	3	35	41	10	16
Premium tax and other tax, licenses and fees	29	35	31	32	31

Subtotal Insurance Expenses	914	855	950	876	947

Broker-dealer and other expenses	159	147	159	185	176
Reinsurance allowances	(13)	(15)	(12)	(9)	(16)

Total Other Expenses	$1,060	$987	$1,097	$1,052	$1,107

(1)	Excludes $14 million, $13 million, $13 million, $13 million and $16 million of DAC capitalization related to reinsurance allowances for the three months ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively.

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
Unaudited

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Variable & Universal Life	2006	2006	2006	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY PRODUCT (%)
Investment income yield	6.41%	6.35%	6.43%	6.34%	6.40%
Average crediting rate	4.54%	4.53%	4.54%	4.56%	4.56%

Spread	1.87%	1.82%	1.89%	1.78%	1.84%

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Annuities	2006	2006	2006	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY PRODUCT (%)
Investment income yield	6.28%	6.27%	6.51%	6.39%	6.91%
Average crediting rate	3.66%	3.67%	3.75%	3.82%	3.85%

Spread	2.62%	2.60%	2.76%	2.57%	3.06%

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Earned premiums	$726	$732	$742	$716	$738	$1,450	$1,454
Investment income, net	42	46	44	48	49	87	97
Other revenues	8	3	4	11	8	15	19

	776	781	790	775	795	1,552	1,570

EXPENSES
Losses and loss adjustment expense	432	426	408	431	446	883	877
Other expenses	211	210	227	202	204	414	406

	643	636	635	633	650	1,297	1,283

Operating earnings before provision (benefit) for income tax	133	145	155	142	145	255	287
Provision (benefit) for income tax	34	38	40	36	37	63	73

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$99	$107	$115	$106	$108	$192	$214

Net Income Reconciliation
Operating earnings available to common shareholders	$99	$107	$115	$106	$108	$192	$214

Net investment gains (losses)	(4)	(1)	8	12	0	(3)	12
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	4	0	(3)	(5)	1	1	(4)

Net investment gains (losses), net of income tax	0	(1)	5	7	1	(2)	8

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	0	0	0	0	0	0	0

Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	99	106	120	113	109	190	222
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$99	$106	$120	$113	$109	$190	$222

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$734	$735	$746	$727	$746	$1,465	$1,473

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
Auto

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Earned premiums	$516	$519	$525	$502	$520	$1,033	$1,022
Investment income, net	32	34	32	35	33	66	68
Other revenues	7	4	6	6	6	13	12

	555	557	563	543	559	1,112	1,102

EXPENSES
Losses and loss adjustment expense	321	295	282	308	338	655	646
Other expenses	145	141	149	135	137	282	272

	466	436	431	443	475	937	918

Operating earnings before provision (benefit) for income tax	89	121	132	100	84	175	184
Provision (benefit) for income tax	21	33	36	25	20	42	45

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$68	$88	$96	$75	$64	$133	$139

Net investment gains (losses), net of income tax	0	(1)	3	6	(1)	(1)	5
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	68	87	99	81	63	132	144
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$68	$87	$99	$81	$63	$132	$144

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$523	$523	$531	$508	$526	$1,046	$1,034

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
Homeowners & Other

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Earned premiums	$210	$213	$217	$214	$218	$417	$432
Investment income, net	10	12	12	13	16	21	29
Other revenues	1	(1)	(2)	5	2	2	7

	221	224	227	232	236	440	468

EXPENSES
Losses and loss adjustment expense	111	131	126	123	108	228	231
Other expenses	66	69	78	67	67	132	134

	177	200	204	190	175	360	365

Operating earnings before provision (benefit) for income tax	44	24	23	42	61	80	103
Provision (benefit) for income tax	13	5	4	11	17	21	28

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$31	$19	$19	$31	$44	$59	$75

Net investment gains (losses), net of income tax	0	0	2	1	2	(1)	3
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	31	19	21	32	46	58	78
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$31	$19	$21	$32	$46	$58	$78

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$211	$212	$215	$219	$220	$419	$439

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile	$507	$531	$503	$498	$515
Non-Standard Automobile	11	11	10	10	9
Homeowners & Other	226	239	213	193	236

Total	$744	$781	$726	$701	$760

SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

Total Auto & Home
Loss and loss adjustment expense ratio	59.3%	58.3%	54.9%	60.1%	60.4%
Other expense ratio	28.6%	28.1%	30.1%	27.6%	27.0%

Total combined ratio (1)	87.9%	86.4%	85.0%	87.7%	87.4%
Effect of catastrophe losses	3.4%	5.2%	6.1%	1.4%	3.1%

Combined ratio excluding catastrophes	84.5%	81.2%	78.9%	86.3%	84.3%

Auto
Loss and loss adjustment expense ratio	62.2%	56.8%	53.7%	61.2%	65.0%
Other expense ratio	27.1%	26.3%	27.7%	26.3%	25.6%

Total combined ratio (1)	89.3%	83.1%	81.4%	87.5%	90.6%
Effect of catastrophe losses	1.3%	0.8%	0.6%	0.0%	0.4%

Combined ratio excluding catastrophes	88.0%	82.3%	80.8%	87.5%	90.2%

Homeowners & Other
Loss and loss adjustment expense ratio	52.9%	61.1%	57.6%	57.5%	49.5%
Other expense ratio	31.0%	32.9%	36.0%	30.8%	30.3%

Total combined ratio (1)	83.9%	94.0%	93.6%	88.3%	79.8%
Effect of catastrophe losses	8.1%	16.0%	19.2%	4.6%	9.7%

Combined ratio excluding catastrophes	75.8%	78.0%	74.4%	83.7%	70.1%

Pre-Tax Catastrophe Losses
Auto	$7	$4	$3	$0	$2
Homeowners & Other	17	34	42	10	21

Total	$24	$38	$45	$10	$23

Catastrophe points on combined ratios	3.4	5.2	6.1	1.4	3.1

Actual Number of Sales Representatives	93	93	100	99	94

(1)	The combined ratio reflects payment fees as a credit to Other expenses for the three months ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, which resulted in a 0.6, 0.6, 0.6, 0.7 and 0.6 of a percentage point decrease in the combined ratio, respectively. The decreases for Auto and Homeowners & Other were 0.7 and 0.4 of a percentage point, respectively, for June 30, 2006, 0.7 and 0.4 of a percentage point, respectively, for September 30, 2006, 0.7 and 0.4 of a percentage point, respectively, for December 31, 2006, 0.8 and 0.4 of a percentage point, respectively, for March 31, 2007 and 0.7 and 0.4 of a percentage point, respectively, for June 30, 2007.

INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$676	$675	$740	$715	$777	$1,307	$1,492
Universal life and investment-type product policy fees	194	205	221	236	241	378	477
Investment income, net	215	265	259	250	271	426	521
Other revenues	4	8	12	13	3	8	16

	1,089	1,153	1,232	1,214	1,292	2,119	2,506

EXPENSES
Policyholder benefits and dividends	600	581	644	578	661	1,127	1,239
Interest credited to policyholder account balances	68	75	77	78	81	137	159
Capitalization of deferred policy acquisition costs	(145)	(146)	(138)	(146)	(132)	(296)	(278)
Amortization of deferred policy acquisition costs	80	92	107	97	81	163	178
Other expenses	409	435	511	436	440	801	876

	1,012	1,037	1,201	1,043	1,131	1,932	2,174

Operating earnings before provision (benefit) for income tax	77	116	31	171	161	187	332
Provision (benefit) for income tax	13	44	15	47	44	47	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$64	$72	$16	$124	$117	$140	$241

Net Income Reconciliation
Operating earnings available to common shareholders	$64	$72	$16	$124	$117	$140	$241

Net investment gains (losses)	0	(15)	(6)	24	20	11	44
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(5)	4	(2)	(6)	(9)	(11)	(15)

Net investment gains (losses), net of income tax	(5)	(11)	(8)	18	11	0	29

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	49	(73)	(55)	(15)	22	71	7
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	(18)	25	20	4	(7)	(25)	(3)

Adjustments related to net investment gains (losses), net of income tax (1)	31	(48)	(35)	(11)	15	46	4

Discontinued operations, net of income tax	11	(2)	11	(31)	(16)	19	(47)

Net income available to common shareholders	101	11	(16)	100	127	205	227
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$101	$11	($16)	$100	$127	$205	$227

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$874	$888	$973	$964	$1,021	$1,693	$1,985

Actual Number of Professional Sales Representatives	3,982	3,946	3,562	3,471	3,462

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$1,078	$1,076	$1,201	$1,126	$1,208	$2,071	$2,334
Investment income, net	156	171	231	206	266	330	472
Other revenues	13	19	19	18	19	28	37

	1,247	1,266	1,451	1,350	1,493	2,429	2,843

EXPENSES
Claims and other policy benefits	871	849	957	902	979	1,684	1,881
Interest credited to policyholder account balances	48	46	97	65	117	111	182
Policy acquisition costs and other insurance expenses	174	185	203	177	181	332	358
Other expenses	60	84	88	90	94	123	184

	1,153	1,164	1,345	1,234	1,371	2,250	2,605

Operating earnings before provision (benefit) for income tax and minority interest	94	102	106	116	122	179	238
Provision (benefit) for income tax	16	17	17	20	21	28	41

Operating earnings available to common shareholders before minority interest	78	85	89	96	101	151	197
Elimination of minority interest, before tax	49	56	56	60	63	98	123

CONTRIBUTION TO METLIFE	$29	$29	$33	$36	$38	$53	$74

Net Income Reconciliation
Operating earnings available to common shareholders	$29	$29	$33	$36	$38	$53	$74

Net investment gains (losses)	(15)	3	11	(6)	(14)	(7)	(20)
Minority interest — net investment gains (losses)	4	0	(2)	4	4	2	8
Net investment gains (losses) tax benefit (provision)	4	(2)	(3)	0	4	2	4

Net investment gains (losses), net of income tax	(7)	1	6	(2)	(6)	(3)	(8)

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	8	(1)	(6)	(2)	5	5	3
Adjustments related to tax benefit (provision)	(3)	1	2	2	(3)	(2)	(1)

Adjustments related to net investment gains (losses), net of income tax (1)	5	0	(4)	0	2	3	2

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	27	30	35	34	34	53	68
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$27	$30	$35	$34	$34	$53	$68

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,091	$1,095	$1,220	$1,144	$1,227	$2,099	$2,371

(1)	Adjustments related to net investment gains (losses), net of income tax, include amortization of deferred policy acquisition costs.

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION
United States	$66	$75	$72	$84	$85
Canada	9	12	11	12	23
Asia-Pacific	8	19	24	11	16
Other international markets	17	9	17	21	12
Corporate	(6)	(13)	(18)	(12)	(14)

Total pre-tax and pre-minority interest operating earnings	$94	$102	$106	$116	$122

POLICY BENEFITS AND INTEREST SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.	$4,239	$4,328	$4,571	$4,627	$4,762
Asset intensive	4,911	5,022	5,265	5,359	5,485
Other	90	68	71	35	67

Total U.S.	9,240	9,418	9,907	10,021	10,314

Canada	1,780	1,781	1,737	1,783	1,944
Asia-Pacific	752	780	874	937	1,005
Other international markets	774	786	814	905	890

Total International	3,306	3,347	3,425	3,625	3,839

Total policy benefits and interest sensitive contract liabilities	$12,546	$12,765	$13,332	$13,646	$14,153

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30,	September 30,	December 31,	March 31,	June 30,	June 30,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007	2006	2007

REVENUES
Premiums	$10	$7	$9	$8	$8	$19	$16
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	308	219	320	370	357	604	727
Other revenues	6	12	9	6	49	13	55

	324	238	338	384	414	636	798

EXPENSES
Policyholder benefits and dividends	13	13	4	11	11	20	22
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Interest credited to bank deposits	48	51	52	51	49	91	100
Interest expense	183	200	187	189	194	358	383
Other expenses	111	70	136	93	70	204	163

	355	334	379	344	324	673	668

Operating earnings before provision (benefit) for income tax	(31)	(96)	(41)	40	90	(37)	130
Provision (benefit) for income tax	(50)	(123)	(109)	(39)	(22)	(98)	(61)

Operating earnings	19	27	68	79	112	61	191
Preferred stock dividends	33	34	34	34	34	66	68

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	($14)	($7)	$34	$45	$78	($5)	$123

Net Income Reconciliation

Operating earnings available to common shareholders	($14)	($7)	$34	$45	$78	($5)	$123

Net investment gains (losses)	(64)	(40)	4,698	6	38	(113)	44
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	21	12	(1,654)	(2)	(9)	37	(11)

Net investment gains (losses), net of income tax	(43)	(28)	3,044	4	29	(76)	33

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	0	0	0	0	0	0	0

Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0

Discontinued operations, net of income tax	30	0	2	16	23	30	39

Net income available to common shareholders	(27)	(35)	3,080	65	130	(51)	195
Preferred stock dividends	33	34	34	34	34	66	68

Net income	$6	($1)	$3,114	$99	$164	$15	$263

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$16	$19	$18	$14	$57	$32	$71

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

FIXED MATURITY SECURITIES
Yield (1)	6.10%	6.17%	6.23%	6.15%	6.23%
Investment income (2)	$2,963	$2,990	$3,052	$3,065	$3,163
Investment gains (losses)	($386)	($126)	($198)	($92)	($236)
Ending Carrying Value (2)	$236,131	$241,656	$242,687	$248,693	$251,963

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.41%	6.53%	6.78%	6.36%	6.46%
Investment income (3)	$574	$602	$650	$632	$654
Investment gains (losses)	$3	($8)	($7)	$0	$13
Ending Carrying Value	$38,665	$40,141	$42,239	$43,936	$43,755

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	11.37%	8.73%	13.27%	11.60%	11.54%
Investment income	$135	$103	$165	$151	$164
Investment gains (losses)	$54	$118	$4,709	$7	$37
Ending Carrying Value	$4,786	$4,931	$4,986	$5,427	$5,933

POLICY LOANS
Yield (1)	5.89%	6.10%	6.13%	6.16%	6.20%
Investment income	$147	$154	$156	$157	$158
Ending Carrying Value	$10,065	$10,115	$10,228	$10,177	$10,251

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	14.83%	10.41%	18.86%	15.25%	20.85%
Investment income	$278	$198	$356	$345	$512
Investment gains (losses)	$25	($7)	$40	$64	$28
Ending Carrying Value (2)	$8,007	$7,863	$9,875	$10,082	$11,157

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	4.70%	5.42%	6.89%	6.16%	4.67%
Investment income	$85	$120	$157	$123	$99
Investment gains (losses)	($1)	$1	($1)	$0	$0
Ending Carrying Value	$8,193	$11,763	$9,816	$9,028	$9,267

OTHER INVESTED ASSETS (5)
Yield (1)	7.94%	10.02%	11.28%	8.99%	11.13%
Investment income	$168	$222	$260	$212	$257
Investment gains (losses)	($525)	$278	($219)	($74)	($151)
Ending Carrying Value	$9,652	$9,194	$10,428	$9,713	$10,302

TOTAL INVESTMENTS
Gross investment income yield (1)	6.49%	6.48%	6.95%	6.67%	6.98%
Investment fees and expenses yield	(0.14%)	(0.16%)	(0.18%)	(0.15%)	(0.15%)

NET INVESTMENT INCOME YIELD	6.35%	6.32%	6.77%	6.52%	6.83%

Gross investment income	$4,350	$4,389	$4,796	$4,685	$5,007
Investment fees and expenses	(96)	(106)	(121)	(103)	(105)

NET INVESTMENT INCOME	$4,254	$4,283	$4,675	$4,582	$4,902

Ending Carrying Value	$315,499	$325,663	$330,259	$337,056	$342,628

Gross investment gains	$255	$299	$4,983	$308	$315
Gross investment losses	(660)	(311)	(499)	(289)	(494)
Writedowns	(45)	(25)	(44)	(3)	(22)

Subtotal	(450)	(37)	4,440	16	(201)
Derivative & other instruments not qualifying for hedge accounting	(380)	293	(116)	(111)	(108)

INVESTMENT GAINS (LOSSES)	(830)	256	4,324	(95)	(309)
Minority interest — net investment gains (losses)	4	0	(2)	4	4
Investment gains (losses) tax benefit (provision)	289	(92)	(1,531)	33	112

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	($537)	$164	$2,791	($58)	($193)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $519 million, $780 million, $759 million, $777 million and $919 million in ending carrying value, and ($3) million, $14 million, $41 million, $15 million and $16 million of investment income (loss) related to trading securities at or for the three months ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $28 million, $19 million, $18 million, $3 million and $0 million related to discontinued operations for the three months ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is ($3) million, $99 million, $4,704 million, $5 million and $0 million related to discontinued operations for the three months ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $68 million, $96 million, $87 million, $58 million and $65 million for the three months ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $3 million, $3 million, $5 million, $4 million and $5 million for the three months ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Year-to-Date Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

FIXED MATURITY SECURITIES
Yield (1)	6.12%	6.14%	6.16%	6.15%	6.19%
Investment income (2)	$5,935	$8,925	$11,977	$3,065	$6,228
Investment gains (losses)	($796)	($922)	($1,120)	($92)	($328)
Ending Carrying Value (2)	$236,131	$241,656	$242,687	$248,693	$251,963

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.55%	6.54%	6.60%	6.36%	6.41%
Investment income (3)	$1,159	$1,761	$2,411	$632	$1,286
Investment gains (losses)	$7	($1)	($8)	$0	$13
Ending Carrying Value	$38,665	$40,141	$42,239	$43,936	$43,755

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	11.93%	10.86%	11.55%	11.60%	11.57%
Investment income	$281	$384	$549	$151	$315
Investment gains (losses)	$71	$189	$4,898	$7	$44
Ending Carrying Value	$4,786	$4,931	$4,986	$5,427	$5,933

POLICY LOANS
Yield (1)	5.86%	5.94%	5.99%	6.16%	6.18%
Investment income	$293	$447	$603	$157	$315
Ending Carrying Value	$10,065	$10,115	$10,228	$10,177	$10,251

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	13.86%	12.68%	14.90%	15.25%	18.17%
Investment income	$513	$711	$1,067	$345	$857
Investment gains (losses)	$52	$45	$85	$64	$92
Ending Carrying Value (2)	$8,007	$7,863	$9,875	$10,082	$11,157

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	4.67%	4.96%	5.51%	6.16%	5.40%
Investment income	$165	$285	$442	$123	$222
Investment gains (losses)	($2)	($1)	($2)	$0	$0
Ending Carrying Value	$8,193	$11,763	$9,816	$9,028	$9,267

OTHER INVESTED ASSETS (5)
Yield (1)	8.41%	8.98%	9.60%	8.99%	10.05%
Investment income	$339	$561	$821	$212	$469
Investment gains (losses)	($795)	($517)	($736)	($74)	($225)
Ending Carrying Value	$9,652	$9,194	$10,428	$9,713	$10,302

TOTAL INVESTMENTS
Gross investment income yield (1)	6.51%	6.50%	6.62%	6.67%	6.83%
Investment fees and expenses yield	(0.13%)	(0.14%)	(0.15%)	(0.15%)	(0.15%)

NET INVESTMENT INCOME YIELD	6.38%	6.36%	6.47%	6.52%	6.68%

Gross investment income	$8,685	$13,074	$17,870	$4,685	$9,692
Investment fees and expenses	(177)	(283)	(404)	(103)	(208)

NET INVESTMENT INCOME	$8,508	$12,791	$17,466	$4,582	$9,484

Ending Carrying Value	$315,499	$325,663	$330,259	$337,056	$342,628

Gross investment gains	$472	$771	$5,754	$308	$623
Gross investment losses	(1,226)	(1,537)	(2,036)	(289)	(783)
Writedowns	(67)	(92)	(136)	(3)	(25)

Subtotal	(821)	(858)	3,582	16	(185)
Derivative & other instruments not qualifying for hedge accounting	(642)	(349)	(465)	(111)	(219)

INVESTMENT GAINS (LOSSES)	(1,463)	(1,207)	3,117	(95)	(404)
Minority interest — net investment gains (losses)	2	2	0	4	8
Investment gains (losses) tax benefit (provision)	509	417	(1,114)	33	145

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	($952)	($788)	$2,003	($58)	($251)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $519 million, $780 million, $759 million, $777 million and $919 million in ending carrying value, and $16 million, $30 million, $71 million, $15 million and $31 million of investment income (loss) related to trading securities at or for the year-to-date ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $47 million, $66 million, $84 million, $3 million and $3 million related to discontinued operations for year-to-date ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is ($8) million, $91 million, $4,795 million, $5 million and $5 million related to discontinued operations for year-to-date ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $107 million, $203 million, $290 million, $58 million and $123 million for the year-to-date ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is ($1) million, $2 million, $7 million, $4 million and $9 million for the year-to-date ended June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES (1)

	June 30, 2006		September 30, 2006		December 31, 2006		March 31, 2007		June 30, 2007
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$6,360	96.4%	$2,463	98.3%	$2,265	99.2%	$1,920	98.4%	$4,598	99.0%
20% or more for less than six months	228	3.4%	6	0.2%	7	0.3%	26	1.3%	22	0.5%
20% or more for six months or greater	10	0.2%	38	1.5%	11	0.5%	6	0.3%	24	0.5%

Total Gross Unrealized Losses	$6,598	100.0%	$2,507	100.0%	$2,283	100.0%	$1,952	100.0%	$4,644	100.0%

Total Gross Unrealized Gains	$4,986		$7,341		$7,443		$7,535		$5,710

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1)

	June 30, 2006		September 30, 2006		December 31, 2006		March 31, 2007		June 30, 2007
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$51	69.9%	$26	60.5%	$39	86.7%	$40	81.6%	$72	92.3%
20% or more for less than six months	22	30.1%	17	39.5%	5	11.1%	9	18.4%	6	7.7%
20% or more for six months or greater	0	0.0%	0	0.0%	1	2.2%	0	0.0%	0	0.0%

Total Gross Unrealized Losses	$73	100.0%	$43	100.0%	$45	100.0%	$49	100.0%	$78	100.0%

Total Gross Unrealized Gains	$338		$404		$590		$541		$629

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE FOR SALE
BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2006		September 30, 2006		December 31, 2006		March 31, 2007		June 30, 2007
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$74,832	31.8%	$76,222	31.7%	$75,074	31.0%	$76,912	31.0%	$77,192	30.8%
Residential mortgage-backed securities		51,136	21.7%	53,761	22.3%	51,666	21.4%	56,420	22.8%	59,219	23.6%
Foreign corporate securities		34,735	14.7%	36,116	15.0%	34,946	14.4%	37,258	15.0%	37,615	15.0%
U.S. Treasury/agency securities		26,184	11.1%	26,578	11.0%	30,633	12.7%	27,569	11.1%	27,437	10.9%
Commercial mortgage-backed securities		18,533	7.9%	17,377	7.2%	16,522	6.8%	17,875	7.2%	19,192	7.6%
Asset-backed securities		13,051	5.5%	13,000	5.4%	13,873	5.7%	13,526	5.5%	11,815	4.7%
Foreign government securities		11,288	4.8%	12,382	5.1%	12,599	5.2%	13,094	5.3%	13,773	5.5%
State and political subdivision securities		4,882	2.1%	5,094	2.1%	6,300	2.6%	4,816	1.9%	4,467	1.8%
Other fixed maturity securities		971	0.4%	346	0.2%	315	0.2%	446	0.2%	334	0.1%

Total Fixed Maturity Securities		$235,612	100.0%	$240,876	100.0%	$241,928	100.0%	$247,916	100.0%	$251,044	100.0%

NAIC	RATING AGENCY
RATING (1)	EQUIVALENT DESIGNATION
1	Aaa / Aa / A	$170,998	72.6%	$175,913	73.0%	$177,969	73.6%	$181,569	73.3%	$184,269	73.4%
2	Baa	47,749	20.3%	48,679	20.2%	46,881	19.4%	48,866	19.7%	48,879	19.4%
3	Ba	9,814	4.2%	9,397	3.9%	9,738	4.0%	9,990	4.0%	10,482	4.2%
4	B	6,719	2.8%	6,638	2.8%	7,030	2.9%	7,046	2.8%	6,965	2.8%
5	Caa and lower	314	0.1%	229	0.1%	294	0.1%	428	0.2%	432	0.2%
6	In or near default	18	0.0%	20	0.0%	16	0.0%	17	0.0%	17	0.0%

Total Fixed Maturity Securities		$235,612	100.0%	$240,876	100.0%	$241,928	100.0%	$247,916	100.0%	$251,044	100.0%

(1)	Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

METLIFE, INC. SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	June 30, 2006		September 30, 2006		December 31, 2006		March 31, 2007		June 30, 2007
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,602	25.8%	$7,908	25.7%	$7,663	24.0%	$7,464	22.3%	$7,377	22.4%
South Atlantic	6,714	22.7%	7,029	22.8%	6,881	21.6%	7,922	23.7%	7,286	22.1%
Middle Atlantic	4,346	14.7%	4,251	13.8%	4,858	15.3%	5,026	15.1%	5,170	15.7%
East North Central	2,884	9.8%	2,972	9.6%	2,879	9.0%	3,057	9.2%	3,353	10.2%
West South Central	2,482	8.4%	2,568	8.3%	2,631	8.3%	2,483	7.4%	2,547	7.7%
New England	1,165	3.9%	1,125	3.6%	1,301	4.1%	1,421	4.3%	1,356	4.1%
International	2,242	7.6%	2,449	7.9%	2,832	8.9%	3,096	9.3%	3,311	10.0%
Mountain	814	2.8%	912	3.0%	859	2.7%	830	2.5%	768	2.3%
West North Central	811	2.7%	831	2.7%	799	2.5%	777	2.3%	776	2.4%
East South Central	378	1.3%	489	1.6%	452	1.4%	495	1.5%	504	1.5%
Other	95	0.3%	314	1.0%	692	2.2%	792	2.4%	511	1.6%

Total	$29,533	100.0%	$30,848	100.0%	$31,847	100.0%	$33,363	100.0%	$32,959	100.0%

Office	$14,060	47.6%	$14,756	47.8%	$15,083	47.4%	$14,726	44.1%	$14,611	44.3%
Retail	6,585	22.3%	6,617	21.5%	6,552	20.6%	7,143	21.4%	6,941	21.1%
Apartments	3,422	11.6%	3,580	11.6%	3,772	11.8%	3,950	11.8%	3,998	12.1%
Industrial	2,939	10.0%	2,962	9.6%	2,850	8.9%	2,824	8.5%	2,902	8.8%
Hotel	1,429	4.8%	1,799	5.8%	2,120	6.7%	2,452	7.4%	2,536	7.7%
Other	1,098	3.7%	1,134	3.7%	1,470	4.6%	2,268	6.8%	1,971	6.0%

Total	$29,533	100.0%	$30,848	100.0%	$31,847	100.0%	$33,363	100.0%	$32,959	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

Wholly-owned	$3,854	$3,691	$3,506	$3,815	$3,925
Joint ventures	923	1,231	1,477	1,609	2,006

Subtotal	4,777	4,922	4,983	5,424	5,931
Foreclosed	9	9	3	3	2

Total Real Estate (1)	$4,786	$4,931	$4,986	$5,427	$5,933

SUMMARY OF MORTGAGES AND CONSUMER LOANS

	June 30,	September 30,	December 31,	March 31,	June 30,
Unaudited (In millions)	2006	2006	2006	2007	2007

Commercial mortgages	$29,533	$30,848	$31,847	$33,363	$32,959

Agricultural mortgages	7,817	8,056	9,213	9,457	9,731

Consumer loans	1,315	1,237	1,179	1,116	1,065

Total	$38,665	$40,141	$42,239	$43,936	$43,755

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of July 30, 2007

	Moody’s	Standard &	A.M. Best	Fitch
	Investors Service	Poor’s	Company	Ratings
Financial Strength Ratings
First MetLife Investors Insurance Co.	NR	AA	A+	NR
General American Life Insurance Company	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut (Short-term rating)	P-1	NR	NR	NR
MetLife Investors Insurance Company	Aa2	AA	A+	AA
MetLife Investors USA Insurance Company	Aa2	AA	A+	AA
MetLife Life and Annuity Company of Connecticut	Aa2	AA	A+	AA
Metropolitan Casualty Insurance Company	NR	NR	A	NR
Metropolitan Direct Property and Casualty Insurance Co.	NR	NR	A	NR
Metropolitan General Insurance Company	NR	NR	A	NR
Metropolitan Group Property & Casualty Insurance Co.	NR	NR	A	NR
Metropolitan Life Insurance Company	Aa2	AA	A+	AA
Metropolitan Life Insurance Company (Short-term rating)	P-1	A-1+	NR	NR
Metropolitan Lloyds Insurance Company of Texas	NR	NR	A	NR
Metropolitan Property and Casualty Insurance Company	Aa3	NR	A	NR
Metropolitan Tower Life Insurance Company	Aa3	NR	A+	NR
New England Life Insurance Company	Aa2	AA	A+	AA
Texas Life Insurance Company	NR	NR	A	NR

RGA Reinsurance Company	A1	AA-	A+	AA-

Credit Ratings
GenAmerica Capital I
Preferred Stock	A3	BBB+	NR	A-

General American Life Insurance Company
Surplus Notes	A1	A+	a+	NR

MetLife, Inc.
Senior Unsecured Debt	A2	A	a	A
Commercial Paper	P-1	A-1	AMB-1	F1
Subordinated Debt	A3	NR	a-	NR
Junior Subordinated Debt	Baa1	BBB+	bbb+	NR
Preferred Stock	Baa1	BBB+	bbb+	A-
Non-Cumulative Perpetual Preferred Stock	Baa1	BBB	bbb+	A-

MetLife Capital Trust II
Trust Preferred Stock	A3	BBB+	a-	A-

MetLife Capital Trust III
Trust Preferred Stock	A3	BBB+	a-	A-

MetLife Funding, Inc.
Commercial Paper	P-1	A-1+	AMB-1+	F1+

Metropolitan Life Global Funding I
Senior Secured Debt	Aa2	AA	aa	NR

Metropolitan Life Insurance Company
Surplus Notes	A1	A+	a+	A+

Reinsurance Group of America, Incorporated
Senior Unsecured Debt	Baa1	A-	a-	A-
Junior Subordinated Debt	Baa3	BBB-	bbb	BBB+

RGA Capital Trust I
Preferred Stock	Baa2	BBB	bbb+	BBB+

RGA Capital Trust II
Preferred Stock	Baa2	BBB	bbb+	BBB+

NR	Not Rated